Exhibit 99.1

               Network Appliance Announces Results for
                   First Quarter Fiscal Year 2004;
            Strong Growth and Improved Operating Leverage


    SUNNYVALE, Calif.--(BUSINESS WIRE)--Aug. 19, 2003--Network Appliance, Inc. (Nasdaq:NTAP), today announced results for the first quarter of fiscal year 2004. Revenues for the first fiscal quarter were $260.5 million, an increase of 26% compared to revenues of $206.8 million for the same period a year ago and an 8% increase compared to $241.6 million in the prior quarter.
    For the first quarter, GAAP net income increased 67% to $27.1 million, or $0.08 per share (1), compared to GAAP net income of $16.2 million, or $0.05 per share for the same period in the prior year. Pro forma (2) net income for the first quarter increased 59% to $28.7 million, or $0.08 per share, compared to pro forma net income of $18.0 million, or $0.05 per share for the same period a year ago.
    "This quarter's results were highlighted by strong revenue growth and continued improvement in the operating profit margin," said Dan Warmenhoven, CEO of Network Appliance. "We continue to focus on our partnerships, innovative technology, and service and support solutions to help our customers meet their ever-increasing storage and storage management requirements."

    Quarterly Highlights

    In the first quarter of fiscal year 2004, Network Appliance continued to enhance its enterprise solutions, broaden its customer portfolio, expand its partnerships with other industry leaders, and gain market acceptance for its unified storage, iSCSI, NearStore(TM) and NetCache(R) solutions.
    The company reinforced its commitment to interoperable management solutions by releasing the Manage ONTAP(TM) API Suite and Software Developers' Kit, which provides developers open access to Network Appliance(TM) application programming interfaces, enabling partners to more tightly integrate and synergize their management applications for optimal performance in NetApp(R) environments.
    During the first quarter, customers from a variety of industries worldwide selected Network Appliance to store, manage and consolidate their business- and mission-critical data. Network Appliance enterprise storage and service wins include Ball State University; Continental Airlines; Siemens Business Services; Skidmore, Owings & Merrill LLP; Ticketmaster; and Visa Debit Processing Services. NearStore customer wins included EDS; Ford Motor Europe; and Jefferson Pilot Financial.
    Network Appliance also expanded its channel strategy by signing distribution agreements with the North American Computer Products group of Arrow Electronics and Avnet Hall-Mark. The agreements enable new Network Appliance distributors to provide value-added resellers the tools, training, marketing, sales, and technical services to build and expand their storage businesses and open up greater market penetration opportunities for Network Appliance.
    Network Appliance extended its strategic alliances with Oracle Corporation and Fujitsu Siemens Computers to offer low-cost, scalable, integrated server and storage platform solutions optimized for Oracle9i Database with Oracle9i Real Application Clusters (RAC) for Linux(R). Network Appliance, Oracle, and Fujitsu Siemens Computers also opened Europe's first Enterprise Technology Center dedicated to assisting users with implementing enterprise solutions.
    More than 500 customers have downloaded NetApp iSCSI protocols to test in their enterprise environments, and Network Appliance continues to take a leadership position in iSCSI. In addition, IBM announced support of Network Appliance's iSCSI solutions in IBM DB2 Universal Database environments, helping customers leverage the benefits of a simple and more affordable storage area network infrastructure.
    In other partner-related news, Network Appliance extended its partnership with McDATA Corporation to deliver optimized networked storage solutions for companies of all sizes. NetApp also expanded its leadership efforts in Linux technology by partnering with Red Hat and SuSE Linux to develop enterprise storage solutions on Linux technology.

    FOOTNOTE

    (1) Earnings per share represents the diluted number of shares for all periods presented.

    (2) Pro forma results exclude amortization of intangible assets, stock compensation, restructuring charges, net gain or loss on investments, gain on sale of intangible assets, and the related effects on income taxes.

    Conference Call Information

    The NetApp quarterly results conference call will be broadcast live via the Internet from the investors section of Network Appliance's Web site at http://investors.netapp.com on Tuesday, August 19, 2003 at 2:00 p.m. Pacific time. The conference call will also be available live in a listen-only format at 800-218-0530 in the United States and 212-329-1452 outside the United States. A replay will be available for 72 hours following completion of the live call by dialing 800-405-2236 in the United States, and 303-590-3000 outside the United States, replay code 547054.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that continue to drive "The evolution of storage(TM)"
Information about Network Appliance solutions and services is available at www.netapp.com.

    NetApp and NetCache are registered trademarks and Network
Appliance, NearStore, Manage ONTAP and The evolution of storage are trademarks of Network Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

    Network Appliance Usage of Pro Forma Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    The statement regarding market acceptance of unified storage and other NetApp solutions is a forward-looking statement within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement regarding future events or the future financial performance of Network Appliance Inc. that involves risks or uncertainties. In evaluating these statements, readers should specifically consider various factors that could cause actual events or results to differ materially from those indicated, including without limitation: decline in the general economic conditions, customer demand for products and services, customer acceptance of product architectures, increased competition, inherent risk in the international operations, and other important factors as described in Network Appliance, Inc. reports and documents filed from time to time with the Securities and Exchange Commission, including its mostly recently submitted 10-K and 10-Q.

    Note to editors: tables to follow
    Note to Shareholder.com: NTAP - FIN



                        NETWORK APPLIANCE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)


                                    August 1, 2003     April 30, 2003
                                   ----------------   ----------------

                  ASSETS

CURRENT ASSETS:
  Cash and cash equivalents             $320,679          $284,161
  Short-term investments                 329,426           334,677
  Accounts receivable, net               142,290           151,637
  Inventories                             36,694            31,559
  Prepaid expenses and other              24,225            24,014
  Deferred income taxes                   27,906            27,444
                                   ----------------   ----------------
    Total current assets                 881,220           853,492


PROPERTY AND EQUIPMENT, net              363,677           362,862

GOODWILL                                  48,212            48,212
INTANGIBLE ASSETS, net                    10,455             2,954
OTHER ASSETS                              53,787            51,653
                                   ----------------   ----------------
                                      $1,357,351        $1,319,173
                                   ================   ================



   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                       $41,802           $39,600
  Income taxes payable                    22,984            30,256
  Accrued compensation and
   related benefits                       35,376            40,647
  Other accrued liabilities               50,220            43,841
  Deferred revenue                       110,247           110,672
                                   ----------------   ----------------
    Total current liabilities            260,629           265,016

LONG-TERM DEFERRED REVENUE                79,035            63,698
LONG-TERM OBLIGATIONS                      3,254             3,102
                                   ----------------   ----------------
                                         342,918           331,816
                                   ----------------   ----------------

STOCKHOLDERS' EQUITY                   1,014,433           987,357
                                   ----------------   ----------------
                                      $1,357,351        $1,319,173
                                   ================   ================





                        NETWORK APPLIANCE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)


                                               Quarter Ended
                                               -------------
                                    August 1, 2003      July 26, 2002
                                   ----------------    ---------------

REVENUES:
  Product revenue                       $235,786           $186,740
  Service revenue                         24,723             20,088
                                   ----------------    ---------------
       Total revenues                    260,509            206,828
                                   ----------------    ---------------
COST OF REVENUES:
  Cost of product revenue                 85,039             63,655
  Cost of service revenue                 19,347             15,458
                                   ----------------    ---------------
       Total cost of revenues            104,386             79,113
                                   ----------------    ---------------
GROSS MARGIN                             156,123            127,715
                                   ----------------    ---------------

OPERATING EXPENSES:
  Sales and marketing                     79,356             71,902
  Research and development                31,541             27,868
  General and administrative              12,265              7,438
  Stock compensation                         654                983
                                   ----------------    ---------------
       Total operating expenses          123,816            108,191
                                   ----------------    ---------------

INCOME FROM OPERATIONS                    32,307             19,524

OTHER INCOME (EXPENSE), net:
  Interest income                          3,045              3,151
  Other expense, net                         (47)            (1,000)
  Net gain/(loss) on investments             145               (726)
  Gain on sale of intangible asset            --                604
                                   ----------------    ---------------
       Total other income, net             3,143              2,029
                                   ----------------    ---------------

INCOME BEFORE INCOME TAXES                35,450             21,553

PROVISION FOR INCOME TAXES                 8,377              5,388
                                   ----------------    ---------------

NET INCOME                               $27,073            $16,165
                                   ================    ===============

NET INCOME PER SHARE:
  BASIC                                    $0.08              $0.05
                                   ================    ===============

  DILUTED                                  $0.08              $0.05
                                   ================    ===============

SHARES USED IN PER SHARE
 CALCULATION:
  BASIC                                  341,687            335,783
                                   ================    ===============

  DILUTED                                358,497            350,122
                                   ================    ===============

                        NETWORK APPLIANCE, INC.
                  RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)


                                               Quarter Ended
                                               -------------
                                    August 1, 2003      July 26, 2002
                                   ----------------    ---------------


SUPPLEMENTAL INFORMATION:
NET INCOME                               $27,073            $16,165

Adjustments:
  Amortization of intangible assets        1,364              1,386
  Stock compensation                         654                983
  Net (gain)/loss on investments            (145)               726
  Gain on sale of intangible asset            --               (604)
  Income tax effect                         (207)              (623)

                                   ----------------    ---------------
PROFORMA NET INCOME                      $28,739            $18,033
                                   ================    ===============

DILUTED PRO FORMA NET INCOME
 PER SHARE                                 $0.08              $0.05
                                   ================    ===============
SHARES USED IN DILUTED PRO FORMA
 NET INCOME PER SHARE CALCULATION        358,497            350,122
                                   ================    ===============



                        NETWORK APPLIANCE, INC.
       PRO FORMA (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)


                                               Quarter Ended
                                               -------------
                                    August 1, 2003      July 26, 2002
                                   ---------------     --------------

REVENUES:
  Product revenue                       $235,786           $186,740
  Service revenue                         24,723             20,088
                                   ---------------     --------------
       Total revenues                    260,509            206,828
                                   ---------------     --------------
COST OF REVENUES:
  Cost of product revenue                 83,675             62,269
  Cost of service revenue                 19,347             15,458
                                   ---------------     --------------
       Total cost of revenues            103,022             77,727
                                   ---------------     --------------
GROSS MARGIN                             157,487            129,101
                                   ---------------     --------------

OPERATING EXPENSES:
  Sales and marketing                     79,356             71,902
  Research and development                31,541             27,868
  General and administrative              12,265              7,438
                                   ---------------     --------------
       Total operating expenses          123,162            107,208
                                   ---------------     --------------

INCOME FROM OPERATIONS                    34,325             21,893

OTHER INCOME, net                          2,998              2,151
                                   ---------------     --------------

INCOME BEFORE INCOME TAXES                37,323             24,044

PROVISION FOR INCOME TAXES                 8,584              6,011

                                   ---------------     --------------
NET INCOME                               $28,739            $18,033
                                   ===============     ==============

NET INCOME PER SHARE:
  BASIC                                    $0.08              $0.05
                                   ===============     ==============

  DILUTED                                  $0.08              $0.05
                                   ===============     ==============

SHARES USED IN PER SHARE
 CALCULATION:
  BASIC                                  341,687            335,783
                                   ===============     ==============

  DILUTED                                358,497            350,122
                                   ===============     ==============

(1) Pro forma results of operations exclude amortization of intangible assets, stock compensation, net gain/loss on investments, gain on sale of intangible asset and the related effects on income taxes.



    CONTACT: Network Appliance
             Marla Dierkes, 408-822-3580 (PRESS)
             marla@netapp.com
             Rod Mathews, 408-822-6108 (INVESTOR)
             rmathews@netapp.com
             Billie Fagenstrom, 408-822-6428 (INVESTOR) billief@netapp.com